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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




     Date of Report (date of earliest event reported): NOVEMBER 9, 2001




                            DYNEGY HOLDINGS INC.
           (Exact name of registrant as specified in its charter)




         DELAWARE                       0-29311                  94-3248415
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)




        1000 LOUISIANA, SUITE 5800
              HOUSTON, TEXAS                           77002
 (Address of principal executive offices)           (Zip Code)




     Registrant's telephone number, including area code: (713) 507-6400

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ITEM 5.         OTHER EVENTS.

MERGER AGREEMENT

      On November 9, 2001, Dynegy Inc., an Illinois corporation ("Dynegy") (of which Dynegy Holdings Inc., a Delaware corporation ("Dynegy Holdings"), is a wholly owned subsidiary), Stanford, Inc., a Delaware corporation and wholly owned subsidiary of Dynegy ("Newco"), Sorin, Inc., an Oregon corporation and wholly owned subsidiary of Newco ("Enron Merger Sub"), Badin, Inc., an Illinois corporation and wholly owned subsidiary of Newco ("Dynegy Merger Sub"), and Enron Corp., an Oregon corporation ("Enron"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), whereby, subject to the conditions stated therein, (i) Enron Merger Sub will merge with and into Enron, with Enron surviving as a wholly owned subsidiary of Newco (the "Enron Merger"), and (ii) Dynegy Merger Sub will merge with and into Dynegy, with Dynegy surviving as a wholly owned subsidiary of Newco (collectively with the Enron Merger, the "Mergers"). At the effective time of the Mergers, (1) each issued and outstanding share of common stock, no par value, of Enron will be converted into
0.2685 shares (the "Enron Merger Ratio") of Class A common stock, par value $0.01 per share, of Newco ("Newco Class A Common Stock"), and (2) each issued and outstanding share of Class A common stock, no par value, of Dynegy and each outstanding share of Class B common stock, no par value, of Dynegy will be converted into one share of Newco Class A Common Stock and one share of Class B common stock, par value $0.01 per share, of Newco, respectively.

      Under the Merger Agreement, Enron is entitled to issue up to $2 billion of additional equity securities prior to consummation of the Mergers. However, the Enron Merger Ratio is subject to downward adjustment if Enron issues equity securities at an equivalent Enron common stock price that is less than the product of (1) the existing Enron Merger Ratio and (2) the last reported price of Dynegy Class A common stock as reported on the New York Stock Exchange on the day that a price is determined pursuant to a binding agreement for such issuance.

      The Merger Agreement provides that the parties will cooperate with each other in analyzing and determining a structure that results in a single corporation with substantially all the senior debt (other than that of regulated utility subsidiaries) of Dynegy Holdings, Dynegy and Enron, and will promptly execute an appropriate amendment to the Merger Agreement to reflect such structure.

      The closing of the Mergers will occur on the first business day immediately following the day on which all of the conditions to the Mergers contained in the Merger Agreement have been fulfilled or waived or on such other date as Dynegy and Enron may agree, but in no event prior to the expiration of a period of six months after the initial purchase of shares of Dynegy Series B Preferred Stock by ChevronTexaco Corporation as described below. The closing of the Mergers is conditioned upon the approval of the shareholders of both Dynegy and Enron, the receipt of applicable regulatory approvals, including the expiration or termination of the waiting period prescribed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary conditions, including the absence of any events or series of events that has had or is reasonably likely to have a material adverse effect on Enron or Dynegy, excluding the effects of general economic and industry conditions, all as further described in the Merger Agreement. Under the Merger Agreement, if Enron's liabilities and expenses from and after November 9, 2001 associated with all pending or threatened litigation matters, in the reasonable judgment of

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Dynegy exercised in good faith after consultation with outside counsel experienced in such types of litigation, exceed, or are reasonably likely to exceed, $2 billion in the aggregate (net of proceeds of insurance and litigation reserves reflected in Enron's financial statements), the amount of such excess over $2 billion will be taken into account in determining whether a material adverse effect on Enron has occurred, and, in any event, if the amount of such excess exceeds, or is reasonably likely to exceed, $1.5 billion, a material adverse effect on Enron will be deemed to have occurred. The Merger Agreement provides that Dynegy or Enron may be required to pay a termination fee of $350 million to the other party under certain circumstances relating to competing transactions or a change in the recommendation of the party's board to its shareholders.

      In connection with the execution and delivery of the Merger Agreement, each of Chevron U.S.A. Inc., the holder of approximately 27% of the outstanding Dynegy common stock, and Charles L. Watson, the Chairman of the Board and Chief Executive Officer of Dynegy, have entered into a Shareholder Agreement with Enron, pursuant to which each has agreed to vote its or his shares of Dynegy common stock in favor of the transactions contemplated by the Merger Agreement and to refrain from soliciting a competing transaction to the Mergers.

      The Merger Agreement and the two Shareholder Agreements are filed herewith as Exhibits 2.1, 10.1 and 10.2, respectively, and are incorporated in this Item 5 by reference. The text of a joint press release issued by Dynegy and Enron is filed herewith as Exhibit 99.1, and is incorporated in this Item 5 by reference. The foregoing description of the Merger Agreement and the Shareholder Agreements, and the transactions contemplated in such documents, is qualified in its entirety by reference to such documents.


EQUITY INVESTMENT

      PREFERRED STOCK PURCHASE. In connection with the Merger Agreement, Dynegy entered into a Subscription Agreement (the "Subscription Agreement") with Enron and Northern Natural Gas Company, a Delaware corporation and indirect subsidiary of Enron ("Northern Natural"), pursuant to which Dynegy purchased 1,000 shares of Northern Natural's Series A Preferred Stock, par value $.01 per share ("Series A Preferred"), for $1.5 billion on November 13, 2001.

      The Series A Preferred ranks senior to all common stock of Northern Natural and is entitled to dividends when, as and if declared by the board of directors of Northern Natural at a rate of 6%, payable annually beginning on January 31, 2003, or, at Northern Natural's option, quarterly. In the event of any liquidation or winding up of Northern Natural, the holders of Series A Preferred will be entitled to receive in preference to the holders of the common stock, an amount equal to $1,500,000 per share plus accrued and unpaid dividends, if any.

      The Series A Preferred is redeemable in whole, but not in part, at the option of Northern Natural:

      - for a period of six months from the date the Merger Agreement has been terminated by (a) the mutual written consent of Dynegy and Enron ("Mutual Consent"); (b) either Dynegy or Enron if, subject to certain extensions, the Mergers have not been consummated by November 30, 2002 ("Time Expiration Event"); or (c) either Dynegy or Enron if a court or governmental agency has issued a final, nonappealable order permanently prohibiting the transactions contemplated in the Merger Agreement ("Court Order Event");

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      -     for a period of six months from the third anniversary of the termination of the Merger Agreement by (a) Dynegy or Enron if the shareholders of Enron do not approve the Mergers at the meeting held for that purpose ("Enron Shareholder No Vote"); (b) Enron prior to receiving shareholder approval of the Mergers if Enron has received an Enron Superior Proposal (as defined in the Merger Agreement) and entered into a binding definitive written agreement providing for the implementation of the Enron Superior Proposal ("Enron Superior Proposal Event"); (c) Dynegy if Enron has breached its representation, warranties or covenants in the Merger Agreement ("Enron Breach"); or (d) Dynegy if the board of directors of Enron has withdrawn or materially modified (in a manner adverse to Dynegy) its approval or recommendation of the Merger Agreement or recommends to its shareholders another proposal to acquire Enron ("Enron Board Action");

      - for a period of one year from the date the Merger Agreement has been terminated by (a) Enron or Dynegy if the shareholders of Dynegy do not approve the Mergers at the meeting held for that purpose ("Dynegy Shareholder No Vote"); (b) Dynegy prior to receiving shareholder approval of the Mergers if Dynegy has received a Dynegy Superior Proposal (as defined in the Merger Agreement) and entered into a binding definitive written agreement providing for the implementation of the Dynegy Superior Proposal ("Dynegy Superior Proposal Event"); or (c) Enron if the board of directors of Dynegy has withdrawn or materially modified (in a manner adverse to Enron) its approval or recommendation of the Merger Agreement or recommends to its shareholders another proposal to acquire Dynegy ("Dynegy Board Action"); and

      - for a period of one year from the date that Enron notifies Dynegy that it is terminating the Merger Agreement based on any Dynegy breach of its representations, warranties or covenants in the Merger Agreement ("Dynegy Breach");

in each case, at a redemption price equal to the liquidation preference amount; PROVIDED, that on the date of the redemption the board of directors of Northern Natural declares and pays all accrued and unpaid dividends on the Series A Preferred.

      Without the approval of the holders of at least a majority of the Series A Preferred, Northern Natural will not, among other things, issue any capital stock, sell any assets above a specified threshold, make a voluntary bankruptcy filing or incur certain indebtedness.

      OPTION AGREEMENT. In connection with the Subscription Agreement, Dynegy Holdings entered into an Option Agreement (the "Option Agreement") with CGNN Holding Company, Inc., a Delaware corporation and indirect subsidiary of Enron ("CGNN"), MCTJ Holding Co. LLC, a Delaware limited liability company and a subsidiary of CGNN ("MCTJ"), Enron and Dynegy, for consideration of $1 million. Pursuant to the Option Agreement, Dynegy Holdings has the option to purchase all of the membership interests of MCTJ in certain circumstances. MCTJ indirectly owns all of the common stock of Northern Natural.

      The exercise price for the option is $23 million, plus the amount by which Northern Natural's indebtedness under its bank credit facility and senior notes is less than $950 million (or minus the amount by which such indebtedness exceeds $950 million), subject to adjustment for

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the amount of working capital at the time of the exercise. Dynegy Holdings may exercise the option:

      -  at any time after (collectively, the "Purchase Option Events")

         - the Merger Agreement has been terminated pursuant to an Enron Shareholder No Vote, an Enron Superior Proposal Event or an Enron Board Action; or

         - Dynegy has notified Enron that it is terminating the Merger Agreement pursuant to an Enron Breach;

      - at any time beginning six months plus one day after the Merger Agreement has been terminated pursuant to Mutual Consent, a Time Expiration Event or a Court Order Event; and

      -  at any time beginning one year after

         - the Merger Agreement has been terminated pursuant to a Dynegy Shareholder No Vote, a Dynegy Superior Proposal or a Dynegy Board Action; or

         - Enron has notified Dynegy that it is terminating the Merger Agreement pursuant to a Dynegy Breach.

      The option will terminate if (i) the Mergers are consummated, (ii) the Series A Preferred is exchanged for Enron common stock pursuant to the Exchange Agreement described below or (iii) the Series A Preferred is redeemed in accordance with its terms.

      PURCHASE OPTION AGREEMENT. In connection with the Subscription Agreement, Dynegy Holdings also entered into a Purchase Option Agreement (the "Purchase Option Agreement") with CGNN, MCTJ, Northern Natural, Enron and Dynegy. Pursuant to the Purchase Option Agreement, if Dynegy Holdings has purchased all of the membership interests of MCTJ pursuant to the Option Agreement after any of the Purchase Option Events, CGNN will have the option for 90 days after such purchase (up to 180 days in some circumstances) to purchase

      - all of the membership interests of MCTJ for $24 million, plus the amount by which Northern Natural's indebtedness under its bank credit facility and senior notes is less than $950 million (or minus the amount by which such indebtedness exceeds $950 million), plus accrued and unpaid dividends on the Series A Preferred through the date of the purchase by Dynegy Holdings of the membership interests of MCTJ pursuant to the Option Agreement, subject to adjustment for changes in working capital and other long-term debt since the purchase by Dynegy Holdings of the membership interests of MCTJ pursuant to the Option Agreement; and

      -  the Series A Preferred for $1.5 billion.

      EXCHANGE AGREEMENT. In connection with the purchase of the Series A Preferred, Dynegy entered into an Exchange Agreement (the "Exchange Agreement") with Enron. Pursuant to the Exchange Agreement, each share of Series A Preferred is exchangeable for a number of shares of common stock of Enron determined by dividing the liquidation preference amount, plus all accrued and unpaid dividends, by $8.86, subject to adjustment based on changes to the Enron Merger Ratio (as defined in the Merger Agreement) pursuant to the Merger Agreement:

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      -  at the option of Dynegy during the 90-day period beginning on the date the Merger Agreement is terminated pursuant to an Enron Shareholder No Vote (after the public announcement of a proposal by a third party to acquire Enron), an Enron Superior Proposal Event or an Enron Board Action; and

      - at the option of Enron during the 15-day period beginning on the date the Merger Agreement is terminated pursuant to a Dynegy Shareholder No Vote (after the public announcement of a proposal by a third party to acquire Dynegy), a Dynegy Superior Proposal Event or a Dynegy Board Action.

      The Exchange Agreement will terminate if (i) the Mergers are consummated,
(ii) the option under the Option Agreement is exercised or (iii) the Series A Preferred is redeemed in accordance with its terms.

      In the event that Dynegy is prevented from receiving Enron common stock because the conditions for the issuance have not been satisfied, Dynegy will have the right to assign its rights under the Exchange Agreement to any third party or Enron will issue to Dynegy shares of a new class of Enron preferred stock convertible into an equivalent number of shares of Enron common stock. In the event that the conditions for Dynegy to receive Enron common stock are not satisfied after twelve months, Dynegy may instead elect to withdraw its exercise of the exchange right and exercise its rights under the Option Agreement, or receive equivalent consideration from Enron.

      REGISTRATION RIGHTS AGREEMENT. Dynegy and Enron also have entered into a Registration Rights Agreement (the "Registration Rights Agreement") that provides for customary registration rights for the sale by Dynegy of any shares of Enron common stock received upon exchange of Series A Preferred.

      The Subscription Agreement, the Certificate of Designations of the Series A Preferred Stock of Northern Natural Gas Company, the Option Agreement, the Purchase Option Agreement, the Exchange Agreement and the Registration Rights Agreement are filed herewith as Exhibits 10.3, 99.2, 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated in this Item 5 by reference. The foregoing description of the Subscription Agreement, the Certificate of Designations of the Series A Preferred Stock of Northern Natural Gas Company, the Option Agreement, the Purchase Option Agreement, the Exchange Agreement and the Registration Rights Agreement, and the transactions contemplated in such documents, is qualified in its entirety by reference to such documents.

CHEVRON INVESTMENTS

      In connection with the Mergers, ChevronTexaco Corporation ("ChevronTexaco"), the parent corporation of Chevron U.S.A. Inc. ("Chevron"), a shareholder of Dynegy, has agreed to invest up to an aggregate of $4.0 billion in Dynegy and Newco. ChevronTexaco purchased $1.5 billion of Series B Mandatorily Convertible Redeemable preferred stock, no par value ("Series B preferred stock"), of Dynegy on November 13, 2001, the proceeds of which were used to finance Dynegy's investment in Northern Natural. At the closing of the Mergers, ChevronTexaco will purchase an additional $1.0 billion of Newco Class B Common Stock, unless ChevronTexaco determines that a material adverse effect relating to Enron has occurred in certain circumstances and opts not to fund such purchase (the "Chevron Out"). Also at the closing, if Chevron does not

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exercise the Chevron Out, Chevron will receive warrants to purchase up to an additional $1.0 billion of Newco Class B common stock, which can be increased to $1.5 billion if Chevron commits, at the closing of the Mergers, to purchase at least $500.0 million of Newco Class B common stock pursuant to such warrants.

      More specifically, the following is a description of the agreements related to ChevronTexaco and Chevron in this transaction.

      AGREEMENTS WITH DYNEGY

      SERIES B PREFERRED STOCK SUBSCRIPTION AGREEMENT. ChevronTexaco has purchased 100,000 shares of Series B preferred stock for $1.5 billion. The terms of the Series B preferred stock are governed by the Statement of Resolution filed with the Secretary of State of the State of Illinois on November 13, 2001.

      Among other things, the Statement of Resolution provides for the conversion of the Series B preferred stock into shares of Dynegy Class B common stock, no par value ("Dynegy Class B common stock"), upon certain circumstances. The Series B preferred stock will automatically convert into Dynegy Class B common stock immediately preceding the closing of the Mergers, unless Chevron exercises the Chevron Out. If Chevron exercises the Chevron Out and the Mergers close, Chevron can elect to convert the Series B preferred stock into Dynegy Class B common stock immediately preceding the closing of the Mergers. In either event, the Series B preferred stock will convert into a number of shares of Dynegy Class B common stock determined by dividing $10,000 by the conversion price. Initially, the conversion price will be equal to the lesser of (1) $31.635 (a 5% discount to a specified sales price of Dynegy Class A common stock, no par value ("Dynegy Class A common stock"), on November 7, 2001) and
(2) the average of the closing prices of Dynegy Class A common stock for the five business days immediately preceding the business day prior to the closing of the Mergers. If, however, the Merger Agreement is terminated, Chevron can convert the Series B preferred stock, at a conversion price of $31.635, at any time after the Merger Agreement is terminated until (1) two years from the funding of its purchase of the Series B preferred stock if Chevron exercises the Chevron Out or (2) November 9, 2003 if Chevron does not exercise the Chevron Out.

      Under certain circumstances, Dynegy is required to redeem any outstanding shares of Series B preferred stock. If the Mergers occur, Chevron exercises the Chevron Out and Chevron does not convert its shares, Dynegy may at any time after, but must before the first anniversary of, the closing of the Mergers redeem all outstanding Series B preferred stock at a redemption price of $10,000, plus any accrued and unpaid dividends. If the Merger Agreement is terminated, regardless of whether Chevron exercises the Chevron Out, Dynegy must redeem all outstanding shares of Series B preferred stock at the redemption price on the second anniversary of the issuance of the Series B preferred stock. In this instance, Dynegy may not redeem the shares prior to the second anniversary of the issuance of the Series B preferred stock.

      The Series B preferred stock will not accrue any dividend unless the Mergers close and Chevron exercises the Chevron Out. Then, Chevron will be entitled to receive a special one-time dividend at 7% per annum for the period starting on the date on which Dynegy issued the Series B preferred stock and ending on the date on which Chevron exercised the Chevron Out. Dynegy

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will pay this special dividend on the applicable redemption date. In addition,
Chevron will be entitled to receive a regular quarterly dividend equal to 7% per annum for the period starting on the closing of the Mergers and ending on the redemption date.

      FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT. In connection with ChevronTexaco's purchase of the Series B preferred stock, Dynegy and Chevron have amended the existing registration rights agreement to include the shares of Dynegy Class B common stock into which the Series B preferred stock can convert.

      PURCHASE RIGHTS AGREEMENT BETWEEN DYNEGY AND CHEVRONTEXACO. ChevronTexaco is entitled to purchase shares of capital stock or other equity securities of Newco to be issued upon consummation of the Mergers (after giving effect to the cumulative changes to the Enron Merger Ratio) in exchange for any additional shares of capital stock or other equity securities of Enron that Enron issued between the date of the Merger Agreement and the date of the closing of the Mergers pursuant to Section 7.1(f) of the Merger Agreement. ChevronTexaco is entitled to purchase that number of shares to maintain its proportionate ownership in Dynegy immediately prior to any issuance by Enron. ChevronTexaco will purchase any such shares at a price equal to the product of (1) the number of such additional shares purchased and (2) the closing price of Dynegy Class A common stock on the date on which Enron issued the additional securities.

      The Series B Preferred Stock Subscription Agreement, the First Amendment to the Registration Rights Agreement and the Purchase Rights Agreement are filed herewith as Exhibits 10.8, 10.9 and 10.10, respectively, and are incorporated in this Item 5 by reference. The foregoing description of the Series B Preferred Stock Subscription Agreement, the First Amendment to the Registration Rights Agreement and the Purchase Rights Agreement, and the transactions contemplated in such documents, is qualified in its entirety by reference to such documents.

      AGREEMENTS WITH NEWCO

      CLASS B COMMON STOCK SUBSCRIPTION AGREEMENT. ChevronTexaco has agreed to purchase from Newco, immediately following the consummation of the Mergers, $1.0 billion of Newco Class B common stock. ChevronTexaco will purchase the shares at a price equal to the quotient of $1.0 billion divided by the lesser of (i) $32.83 (a 5% discount to the five-day average closing price of Dynegy Class A common stock as of November 7, 2001) or (ii) the average of the closing prices of Dynegy Class A common stock over the five consecutive trading days ending immediately prior to one business day prior to the consummation of the Mergers. A condition to funding is that Chevron has not exercised the Chevron Out. If ChevronTexaco does not exercise the Chevron Out, it will also receive warrants to purchase $1.0 billion of Newco Class B common stock, and if it commits at the closing of the Mergers, an additional warrant obligating ChevronTexaco to purchase an additional $500.0 million of Newco Class B common stock.


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      SERIES A WARRANT TO PURCHASE NEWCO CLASS B COMMON STOCK. This warrant entitles ChevronTexaco to purchase from Newco, at any time until two years following the closing of the Mergers, up to $500.0 million of Newco Class B common stock, at a purchase price of $34.55. This warrant will only be issued at the closing of the Mergers if Chevron does not exercise the Chevron Out.

      SERIES B WARRANT TO PURCHASE NEWCO CLASS B COMMON STOCK. This warrant entitles ChevronTexaco to purchase from Newco up to $500.0 million of Newco Class B common stock at the lower of (1) the average of the closing prices of Dynegy Class A common stock for the five days immediately preceding the date on which ChevronTexaco commits to purchase shares and (2) the average closing price of Dynegy Class A common stock for the five days immediately preceding the date on which ChevronTexaco notifies Newco that it will settle such commitment. ChevronTexaco may commit to exercise this warrant at any time until one year following the closing of the Mergers, unless ChevronTexaco commits, at the closing of the Mergers, to purchase all of the shares subject to the Series C warrant, in which case ChevronTexaco will have two years following the closing of the Mergers to commit to exercise this warrant. ChevronTexaco must give Newco notice that it will settle each commitment within one year from date on which ChevronTexaco committed to purchase shares pursuant to this warrant. This warrant will only be issued at the closing of the Mergers if Chevron does not exercise the Chevron Out.

      SERIES C WARRANT TO PURCHASE NEWCO CLASS B COMMON STOCK. If Chevron elects to receive this warrant, this warrant will obligate ChevronTexaco to purchase from Newco $500.0 million of Newco Class B common stock at the lower of (1) the average of the closing prices of Dynegy Class A common stock for the five days immediately preceding the date on which ChevronTexaco commits to purchase shares and (2) the average closing price of Dynegy Class A common stock for the five days immediately preceding the date on which ChevronTexaco notifies Newco that it will settle such commitment. ChevronTexaco must commit to exercise all of this warrant on or before the date that is one year following the closing of the Mergers, or it will be deemed to have committed to purchase any remaining shares. ChevronTexaco must give Newco notice that it will settle each commitment within one year from date on which ChevronTexaco committed to purchase shares pursuant to this warrant. If ChevronTexaco elects to receive this warrant, the exercise term of the Series B warrant will be extended to two years, instead of one, from the closing of the Mergers. This warrant will only be issued at the closing of the Mergers if Chevron does not exercise the Chevron Out and if Chevron commits to purchase the shares underlying this warrant as of the closing of the Mergers.

      STOCKHOLDER AGREEMENT. Newco, Dynegy, Enron and Chevron have entered into a stockholder agreement that will govern certain aspects of their relationship before and after the Mergers. This agreement is similar to the Shareholder Agreement, dated as of June 14, 1999, among Dynegy, Illinova Corporation, Dynegy Holdings and Chevron. The key differences between the Dynegy shareholder agreement and the Newco stockholder agreement are that under the Newco stockholder agreement (1) Chevron is entitled to elect the greater of three directors and 20% of Newco's board of directors, if Newco's board is increased in size, and (2) Newco is not prohibited from owning an interest in a nuclear facility.


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      This agreement will terminate upon the termination of the Merger Agreement and Chevron's ceasing to own certain specified thresholds of Newco common stock.

      NEWCO REGISTRATION RIGHTS AGREEMENT. Newco has granted Chevron registration rights, which are similar to those contained in the registration rights agreement, dated as of June 14, 1999, between Dynegy and Chevron, for the Newco Class A common stock underlying the Newco Class B common stock that Chevron will own following the Mergers. This agreement will terminate upon the first such instance when Chevron (including its affiliates) ceases to own at least one percent (1%) of Newco's outstanding common stock (treating the Newco Class B common stock as if it had been converted into Newco Class A common stock in accordance with its terms).

      The Class B Common Stock Subscription Agreement (including the forms of the Series A Warrant, the Series B Warrant and the Series C Warrant attached as Exhibits A, B and C thereto), the Stockholder Agreement and the Newco Registration Rights Agreement are filed herewith as Exhibits 99.4, 10.11 and 99.5, respectively, and are incorporated in this Item 5 by reference. The foregoing description of the Class B Common Stock Subscription Agreement, the Stockholder Amendment and the Newco Registration Rights Agreement and the forms of the Series A Warrant, the Series B Warrant and the Series C Warrant, and the transactions contemplated in such documents, is qualified in its entirety by reference to such documents.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS.

      2.1   --    Agreement and Plan of Merger among Dynegy Inc.,
                  Stanford, Inc., Sorin, Inc., Badin, Inc. and Enron Corp.
                  dated as of November 9, 2001 (including as Exhibit
                  2.1(a) the Restated Certificate of Incorporation of
                  Stanford, Inc., as Exhibit 2.1(b) the Amended and
                  Restated Bylaws of Stanford, Inc., as Exhibit 7.11 the
                  Form of Rule 145 Affiliate Letter, as Exhibit 8.2(a) the
                  Enron Corp. Tax Certificate, as Exhibit 8.2(b) the
                  Dynegy Inc. Tax Certificate, as Exhibit 8.2(c) the
                  Chevron U.S.A. Inc. Tax Certificate and as Exhibit
                  8.2(d) the ChevronTexaco Corp. Tax Certificate)
                  (incorporated by reference to Exhibit 2.1 to Dynegy's
                  Current Report on Form 8-K as filed November 14, 2001,
                  File No. 1-15659 (the "Form 8-K")).

      2.2   --    Agreement among Dynegy Inc., Enron Corp. and
                  ChevronTexaco Corp. dated as of November 9, 2001
                  (incorporated by reference to Exhibit 2.2 to the Form 8-K).

      4.1   --    Statement of Resolution Establishing Series of Series B
                  Mandatorily Convertible Redeemable Preferred Stock of
                  Dynegy Inc. (incorporated by reference to Exhibit 4.1 to the Form 8-K).

      10.1  --    Shareholder Agreement dated as of November 9, 2001 by
                  and among Dynegy Inc., Enron Corp. and Chevron U.S.A.
                  Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K).

      10.2  --    Shareholder Agreement dated as of November 9, 2001 by
                  and between Enron Corp. and Charles L. Watson
                  (incorporated by reference to Exhibit 10.2 to the Form 8-K).



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      10.3  --    Subscription Agreement dated as of November 9, 2001 by
                  and among Enron Corp., Northern Natural Gas Company and Dynegy Inc. (incorporated by reference to Exhibit 10.3 to the Form 8-K).


      10.4  --    Option Agreement dated as of November 9, 2001 by and
                  among CGNN Holding Company, Inc., MCTJ Holding Co. LLC,
                  Enron Corp. Dynegy Holdings Inc. and, solely for the provisions of Section 5.1 thereof, Dynegy Inc.
                  (incorporated by reference to Exhibit 10.4 to the Form 8-K).


      10.5  --    Purchase Option Agreement dated as of November 9, 2001
                  by and among CGNN Holding Company, Inc., MCTJ Holding
                  Co. LLC, Northern Natural Gas Company, Enron Corp.,
                  Dynegy Inc. and Dynegy Holdings Inc. (incorporated by reference to Exhibit 10.5 to the Form 8-K).


      10.6  --    Exchange Agreement dated as of November 9, 2001 by and
                  between Dynegy Inc. and Enron Corp. (incorporated by reference to Exhibit 10.6 to the Form 8-K).


      10.7  --    Registration Rights Agreement dated as of November 9,
                  2001 by and between Enron Corp. and Dynegy Inc.
                  (incorporated by reference to Exhibit 10.7 to the Form 8-K).

      10.8  --    Series B Preferred Stock Subscription Agreement dated as
                  of November 9, 2001 by and between ChevronTexaco Corp.
                  and Dynegy Inc. (incorporated by reference to Exhibit 10.8 to the Form 8-K).


      10.9  --    First Amendment to Registration Rights Agreement dated
                  as of November 9, 2001 by and between Dynegy Inc. and Chevron U.S.A. Inc. (incorporated by reference to Exhibit
                  10.9 to the Form 8-K).


      10.10 -- Purchase Rights Agreement dated as of November 9, 2001 by and between Stanford, Inc., Dynegy Inc. and ChevronTexaco Corp. (incorporated by reference to Exhibit
                  10.10 to the Form 8-K).


      10.11 -- Stockholder Agreement dated as of November 9, 2001 by and among Stanford, Inc., Dynegy Inc., Enron Corp. and Chevron U.S.A. Inc. (incorporated by reference to Exhibit
                  10.11 to the Form 8-K).


      99.1  --    Press Release issued on November 9, 2001 (incorporated by
                  reference to Exhibit 99.1 to the Form 8-K).


      99.2  --    Certificate of Designations of Series A Preferred Stock
                  of Northern Natural Gas Company (incorporated by reference to Exhibit 99.2 to the Form 8-K).


      99.3  --    Certificate of Correction of Certificate of Designations
                  of Series A Preferred Stock of Northern Natural Gas
                  Company (incorporated by reference to Exhibit 99.3 to the Form 8-K).


      99.4  --    Class B Common Stock Subscription Agreement dated as of
                  November 9, 2001 by and between ChevronTexaco Corp. and
                  Stanford, Inc. (incorporated by reference to Exhibit 99.4 to the Form 8-K).


      99.5  --    Registration Rights Agreement dated as of November 9,
                  2001 by and between Stanford, Inc., and Chevron U.S.A.
                  Inc. (incorporated by reference to Exhibit 99.5 to the Form 8-K).



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

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    DYNEGY HOLDINGS INC.



                                    By: /s/ Keith R. Fullenweider
                                       -----------------------------------------
                                          Keith R. Fullenweider, Senior Vice
                                          President and Deputy General Counsel



Date: November 27, 2001













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

                                  EXHIBIT INDEX

2.1   --    Agreement and Plan of Merger among Dynegy Inc., Stanford,
            Inc., Sorin, Inc., Badin, Inc. and Enron Corp. dated as of
            November 9, 2001 (including as Exhibit 2.1(a) the Restated
            Certificate of Incorporation of Stanford, Inc., as Exhibit
            2.1(b) the Amended and Restated Bylaws of Stanford, Inc., as
            Exhibit 7.11 the Form of Rule 145 Affiliate Letter, as Exhibit
            8.2(a) the Enron Corp. Tax Certificate, as Exhibit 8.2(b) the
            Dynegy Inc. Tax Certificate, as Exhibit 8.2(c) the Chevron
            U.S.A. Inc. Tax Certificate and as Exhibit 8.2(d) the
            ChevronTexaco Corp. Tax Certificate) (incorporated by reference to Exhibit 2.1 to Dynegy's Current Report on Form 8-K as filed
            November 14, 2001, File No. 1-15659 (the "Form 8-K")).

2.2   --    Agreement among Dynegy Inc., Enron Corp. and ChevronTexaco
            Corp. dated as of November 9, 2001 (incorporated by reference to Exhibit 2.2 to the Form 8-K).

4.1   --    Statement of Resolution Establishing Series of Series B
            Mandatorily Convertible Redeemable Preferred Stock of Dynegy
            Inc. (incorporated by reference to Exhibit 4.1 to the Form 8-K).

10.1  --    Shareholder Agreement dated as of November 9, 2001 by and
            among Dynegy Inc., Enron Corp. and Chevron U.S.A. Inc.
            (incorporated by reference to Exhibit 10.1 to the Form 8-K).

10.2  --    Shareholder Agreement dated as of November 9, 2001 by and
            between Enron Corp. and Charles L. Watson (incorporated by reference to Exhibit 10.2 to the Form 8-K).

10.3  --    Subscription Agreement dated as of November 9, 2001 by and among Enron Corp., Northern Natural Gas Company and Dynegy Inc.
            (incorporated by reference to Exhibit 10.3 to the Form 8-K).

10.4  --    Option Agreement dated as of November 9, 2001 by and among
            CGNN Holding Company, Inc., MCTJ Holding Co. LLC, Enron Corp.
            Dynegy Holdings Inc. and, solely for the provisions of Section
            5.1 thereof, Dynegy Inc. (incorporated by reference to Exhibit
            10.4 to the Form 8-K).

10.5  --    Purchase Option Agreement dated as of November 9, 2001 by and among CGNN Holding Company, Inc., MCTJ Holding Co. LLC,
            Northern Natural Gas Company, Enron Corp., Dynegy Inc. and
            Dynegy Holdings Inc. (incorporated by reference to Exhibit 10.5 to the Form 8-K).

10.6  --    Exchange Agreement dated as of November 9, 2001 by and between
            Dynegy Inc. and Enron Corp. (incorporated by reference to Exhibit
            10.6 to the Form 8-K).

10.7  --    Registration Rights Agreement dated as of November 9, 2001 by and between Enron Corp. and Dynegy Inc. (incorporated by reference to Exhibit 10.7 to the Form 8-K).

10.8  --    Series B Preferred Stock Subscription Agreement dated as of
            November 9, 2001 by and between ChevronTexaco Corp. and Dynegy
            Inc. (incorporated by reference to Exhibit 10.8 to the Form 8-K).

10.9  --    First Amendment to Registration Rights Agreement dated as of
            November 9, 2001 by and between Dynegy Inc. and Chevron U.S.A.
            Inc. (incorporated by reference to Exhibit 10.9 to the Form 8-K).

10.10 -- Purchase Rights Agreement dated as of November 9, 2001 by and between Stanford, Inc., Dynegy Inc. and ChevronTexaco Corp. (incorporated by reference to Exhibit 10.10 to the Form 8-K).

10.11 -- Stockholder Agreement dated as of November 9, 2001 by and among Stanford, Inc., Dynegy Inc., Enron Corp. and Chevron U.S.A. Inc. (incorporated by reference to Exhibit 10.11 to the Form 8-K).

99.1  --    Press Release issued on November 9, 2001 (incorporated by
            reference to Exhibit 99.1 to the Form 8-K).

99.2  --    Certificate of Designations of Series A Preferred Stock of
            Northern Natural Gas Company (incorporated by reference to Exhibit
            99.2 to the Form 8-K).

99.3  --    Certificate of Correction of Certificate of Designations of
            Series A Preferred Stock of Northern Natural Gas Company
            (incorporated by reference to Exhibit 99.3 to the Form 8-K).

99.4  --    Class B Common Stock Subscription Agreement dated as of
            November 9, 2001 by and between ChevronTexaco Corp. and
            Stanford, Inc. (incorporated by reference to Exhibit 99.4 to the Form 8-K).

99.5  --    Registration Rights Agreement dated as of November 9, 2001 by and between Stanford, Inc., and Chevron U.S.A. Inc. (incorporated by reference to Exhibit 99.5 to the Form 8-K).













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